4Q & FY 2012 Earnings Presentation February 28, 2013 Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles
(“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.
These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on February
29, 2012, April 30, 2012,  August 1, 2012, November 1, 2012 and February 28, 2013.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should
“may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade;
the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements;
operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda
NASDAQ: NTLS

•
Jim Hyde, Chief Executive Officer
•
Steb Chandor, Chief Financial Officer
•
Conrad Hunter, Chief Operating Officer
Review Financial and Operational Highlights
Guidance Update
Q&A Session

nTelos wireless
NASDAQ: NTLS

✓

✓

millions
Retail
Wholesale & Other
+11%
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
4Q 2011
4Q 2012

millions
Retail
Wholesale & Other
+7%
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
FY 2011
FY 2012

Significant Growth in Operating Revenues 4 NASDAQ: NTLS 4Q12 revenue increased 11% from 4Q11 to $117.4 million FY 2012 revenue increased 7% from FY 2011 to $454.0 million

nTelos wireless
NASDAQ: NTLS

millions
+13%
$76.0
$74.0
$72.0
$70.0
$68.0
$66.0
$64.0
$62.0
$60.0
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

millions
+3%
$286.0
$284.0
$282.0
$280.0
$278.0
$276.0
$274.0
FY 2011
FY 2012

Retail Revenue Gains Momentum

NASDAQ: NTLS
Subscriber revenue growth driven by both:
ARPU growth
Subscriber growth
4Q12 retail revenue increased 6% sequentially and 13% from 4Q11 to $75.1 million
FY 2012 retail revenue increased 3% from FY 2011 to $285.1 million

Wholesale/Other Revenue Shows Growth

NASDAQ: NTLS
millions
millions
+7%
+17%
4Q12 wholesale/other revenue increased 7% from 4Q11 to $42.2 million
FY 2012 wholesale/other revenue increased 17% from FY 2011 to $168.9 million
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
4Q 2011 4Q 2012
$130.0
$135.0
$140.0
$145.0
$150.0
$155.0
$160.0
$165.0
$170.0
$175.0
FY 2011 FY 2012

Sprint Disputes Update

NASDAQ: NTLS
Data rate reset dispute
Still outstanding
Ranges updated to:
Sprint’s favor: $9.0 million
nTelos’s favor: $13.0 million
$4.2 million unrelated dispute raised during 3Q, isolated to historical billing issues only
$10.0 million accrual recorded for the disputes in 2012 included in current liabilities

Subscribers – Return to Growth

NASDAQ: NTLS
Subscribers up 6% year-over year to 439,600
As of December 31, 2012, postpaid made up 68% of subscriber base
+6%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
4Q 2011 4Q 2012
Prepaid Subscribers
Postpaid Subscribers

15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
(2,900)
(4,700)
(9,800)
(500)
6,800
3,500
5,500
9,300
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Subscribers – Return to Growth (Continued) 9 NASDAQ: NTLS Highest quarterly net adds in almost four years

Blended ARPU
$54.00
$53.00
$52.00
$51.00
$50.00
$49.00
$48.00
$47.00
$46.00
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Postpaid ARPU
$62.00
$60.00
$58.00
$56.00
$54.00
$52.00
$50.00
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Average Revenue Per User (ARPU) 10 NASDAQ: NTLS 4Q12 Blended ARPU up 9% year-over-year to $52.78 4Q12 Postpaid ARPU up 11% year-over-year to $61.19 +9% +11%

Operational Expenses
NASDAQ: NTLS

($ in millions)
4Q12 4Q11
Cost of sales and services $47.4 $37.2
Customer operations $30.7 $29.8
Corporate operations $7.8 $7.9
Depreciation & Amortization $17.4 $17.6
$103.3 $92.5
Increase of 12% primarily driven by growth in subscriber additions

✓

millions
$37
$36
$35
$34
$33
$32
$31
$30
$29
$34
$36
$34
$32
$33
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Adjusted EBITDA 12 NASDAQ: NTLS Investments in network and smartphone lineup driving return to growth in EBITDA

1,450
1,400
1,350
1,300
1,250
1,200
1,150
1,247
1,313
1,353
1,429
YE 2009
YE 2010
YE 2011
YE 2012

Growth in Cell Sites 13 NASDAQ: NTLS Expands wholesale coverage Controls roaming costs Mitigates churn risk

Capitalization Overview ($ in millions) December 31, 2012 Cash $76.2 Total Debt $494.1 Net Debt $417.9 Adjusted EBITDA $134.7 Net Debt Leverage 3.1x NASDAQ: NTLS 14

Competitively Differentiated Retail Model
SAVINGS SIMPLICITY SERVICE
Driving consideration for
“the best value in
wireless” proposition
Making it “easy” to switch Creating “raving fans”
through superior
customer service

NASDAQ: NTLS

✓

✓

FY 2011
FY 2012
30,000
25,000
20,000
15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
15,100
(5,400)
10,000
(12,500)
25,100
(17,900)
Prepaid Net Adds
Postpaid Net Adds
Total Net Adds

Full Year Net Adds 16 NASDAQ: NTLS FY 2012 prepaid net adds improved 20,500 year-over-year FY 2012 postpaid net adds improved 22,500 year-over-year

Smartphone Penetration
60%
50%
40%
30%
20%
10%
0%
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Smartphone Penetration

NASDAQ: NTLS
iPhone Update:
44,600 or 67% sold to new customers
21,500 or 33% sold to upgrading
subscribers
As of December 31, 2012:
71% of iPhone sales to new subscribers in
4Q 2012
22% of postpaid base had iPhones as of
December 31, 2012
66,100 iPhones sold in 2012 59% of postpaid subscribers have a smartphone
47% of prepaid subscribers have a
smartphone

Churn – Improvements Driving Greater Retail Profitability 18 NASDAQ: NTLS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Prepaid Churn Postpaid Churn

Guidance (as of February 28, 2013)
NASDAQ: NTLS

For the year ended December 31, 2013
Adjusted EBITDA of $135 million - $145 million
CapEx of $75 million - $85 million
2013 net adds expected to exceed 2012 net adds

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
FY 2012 4Q12 3Q12 2Q12 1Q12 4Q11
Net Income Attributable to NTELOS Holdings Corp. 18,387 $                  321 $                        4,608 $                     5,606 $                     7,852 $                     (60,537) $
Net income attributable to noncontrolling interests 1,941                        443                           488                           881                           129                           447
Net Income 20,328                      764                           5,096                        6,487                        7,981                        (60,090)
Discontinued operations, net -                           -                            -                            -                           -                            (64,812)
Income from continuing operations 20,328                      764                           5,096                        6,487                        7,981                        4,722
Interest expense 22,944                      6,651                        5,432                        5,433                        5,428                        5,463
Loss (gain) on derivatives -                           -                            -                            -                           5                              -
Income taxes 12,676                      (454)                          3,141                        4,609                        5,380                        2,071
Other expense (income), net 7,194                        7,038                        50                             44                            57                             1,174
Operating income 63,142                      13,999                      13,719                      16,573                      18,851                      13,430
Depreciation and amortization     63,528                      17,440                      15,810                      15,101                      14,907                      17,589
Accretion of asset retirement obligations 637                           174                           163                           151                           149                           156
Equity-based compensation 6,029                        1,346                        1,478                        1,536                        1,669                        1,225
Business separation charges ¹
1,660                        56                             684                           635                           285                           1,608
Adjusted EBITDA
134,726 $                 33,015 $                    31,854 $                    33,996 $                  35,861 $                    34,008 $
1
  Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU)
1
4Q12 3Q12 2Q12 1Q12 4Q11 FY 2012
(In thousands, except for subscribers and ARPU)
Operating Revenues 117,398 $                114,466 $                111,585 $                110,540 $                105,996 $                453,989 $
Less: Equipment revenue from sales to new customers (3,808) (3,333) (4,026) (3,874) (2,877) (15,041)
Less: Equipment revenue from sales to existing customers (3,315) (3,416) (3,903) (4,403) (3,642) (15,037)
Less: Wholesale, other and adjustments (41,488) (42,380) (41,061) (40,836) (39,326) (165,765)
Gross subscriber revenue 68,787 65,337 62,595 61,427 60,151 258,146
Less:  prepay subscriber revenue (14,823) (14,103) (14,001) (13,403) (11,588) (56,330)
Less:  adjustments to prepay subscriber revenue (237) (434) (382) (653) (304) (1,706)
Gross postpay subscriber revenue  53,727 $                  50,800 $                  48,212 $                  43,371 $                  48,259 $                  200,110 $
Prepay subscriber revenue 14,823 14,103 14,001 13,403 11,588 56,330
Plus:  adjustments to prepay subscriber revenue 237 434 382 653 304 1,706
Gross prepay subscriber revenue 15,060 $                  14,537 $                  14,383 $                  14,056 $                  11,892 $                  58,036 $
Average number of subscribers 434,457 427,610 422,247 417,195 412,851 425,377
Total ARPU  52.78 $                    50.93 $                    49.41 $                    49.08 $                    48.57 $                    50.57 $
Average number of postpay subscribers 292,668 287,165 284,834 289,047 292,775 288,428
Postpay ARPU  61.19 $                    58.97 $                    56.42 $                    54.63 $                    54.94 $                    57.82 $
Average number of prepay subscribers 141,789 140,446 137,413 128,148 120,076 136,949
Prepay ARPU 35.41 $                    34.50 $                    34.89 $                    36.56 $                    33.01 $                    35.31 $
Gross subscriber revenue  68,787 65,337 62,595 61,427 60,151 258,146
Less: voice and other feature revenue (41,379) (39,366) (37,708) (37,579) (38,651) (156,032)
Data revenue 27,408 $                  25,971 $                  24,887 $                  23,848 $                  21,500 $                  102,114 $
Average number of subscribers 434,457 427,610 422,247 417,195 412,851 425,377
Total Data ARPU  21.03 $                    20.25 $                    19.65 $                    19.05 $                    17.36 $                    20.00 $
Gross postpay subscriber revenue 53,727 50,800 48,212 47,371 48,259 200,110
Less: postpay voice and other feature revenue (34,651) (33,028) (31,490) (31,432) (33,224) (130,601)
Postpay data revenue 19,076 $                  17,772 $                  16,722 $                  15,939 $                  15,035 $                  69,509 $
Gross prepay subscriber revenue 15,060 14,537 14,383 14,056 11,892 58,036
Less: prepay voice and other feature revenue (6,728) (6,338) (6,218) (6,147) (5,427) (25,431)
Prepay data revenue 8,332 $                    8,199 $                    8,165 $                    7,909 $                    6,465 $                    32,605 $
Average number of postpay subscribers 292,668 287,165 284,834 289,047 292,775 288,428
Postpay data ARPU  21.73 $                    20.63 $                    19.57 $                    18.38 $                    17.12 $                    20.08 $
Average number of prepay subscribers 141,789 140,445 137,413 128,148 120,076 136,949
Prepay data ARPU  19.59 $                    19.46 $                    19.81 $                    20.57 $                    17.95 $                    19.84 $
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to  ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness.  ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.
1

February 28, 2013 Q4 & FY 2012 Earnings Presentation